SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Security Agreement") is made as of September 28, 2004, by American Church Mortgage Company, a Minnesota corporation (the
"Company"), in favor of The Herring National Bank, a national banking association, as trustee under the Indenture described below (the "Trustee").

     WHEREAS, the Company has entered into an Indenture dated as of the approximate date hereof with the Trustee (the "Indenture"), whereby the Trustee has agreed to act as the indenture trustee under the Trust Indenture Act of 1939 for the benefit of the holders of those certain Series B Secured Investor Certificates issued by the Company, which may include rollovers (the "Securities"); and

     WHEREAS, the Company has previously entered into an Indenture dated as of April 26, 2002, with the Trustee (the "Prior Indenture") whereby the Trustee has agreed to act as the indenture trustee under the Trust Indenture Act of 1939 for the benefit of the holders of those certain Series A Secured Investor
Certificates issued pursuant to the Company's registration statement on Form S-11 (Reg. No. 333-75863) declared effective by the Securities and Exchange Commission on or about April 30, 2002, which come due this year, and which are eligible for rollover renewal for maturities ranging from two (2) to three (3) years (the "Renewable Securities"); and

     WHEREAS, under the terms of the Indenture and the Prior Indenture, the Company has agreed to pledge certain collateral as security for the payment of principal and interest on the Securities and the Renewable Securities.

         NOW, THEREFORE, the Company agrees with Trustee as follows:

     1. Security Interest. The Company hereby pledges to, and grants to the Trustee a security interest (herein called the "Security Interest") in, the Collateral (as described in Section 2 below) to secure the payment and performance of the following debts, liabilities and obligations of the Company (such debts, liabilities and obligations being herein collectively referred to as the "Obligations"):

(a) the payment of principal and interest on the Securities, as required under the terms and conditions of the Securities;

(b) the Company's obligations under the Indenture, and this Security Agreement; and

(c) all amounts owed under any modifications, renewals or extensions of any of the foregoing Obligations.

2. Collateral. As used herein, the term "Collateral" means the following property:

(a) The promissory notes, church bonds, and investment property described in Schedule A;

(b) Such Additional Notes that are designated by the Company as Collateral pursuant to Section 3 below;

(c) Any Substituted Notes that are substituted by Company for existing Collateral pursuant to Section 4 below;

(d)  supporting  obligations of the Notes  described in (a), (b), and (c) above;
     and

(e)  proceeds of any and all of the foregoing.

     Each of the items described in (a), (b), and (c) above is referred to herein as a "Note" and the all of such items are collectively referred to herein as the "Notes."

     The Company shall within five (5) business days of the date hereof, and in any event prior to the sale of any Securities, deliver to the Trustee the Notes described in Schedule A, together with endorsements by the Company in blank for such Notes.

     3. Additional Collateral. Subject to the terms of Section 4.9 of the Indenture, the Company may at any time designate additional promissory notes or similar instruments or investment property ("Additional Notes") as Collateral for the Obligations. The Company may make such designation by delivering (a) the original Additional Notes and (b) an endorsement in blank for the Additional Notes to the Trustee and upon the Trustee's receipt, the Additional Notes shall be deemed to be Collateral.

     4. Substitution of Collateral.

(a) Provided that no Event of Default has occurred and is continuing, the Company shall have the right (and, under the terms of the Indenture, in certain circumstances the obligation) to substitute promissory notes or other similar instruments or investment property that meet the terms and conditions of Section 4.9 of the Indenture ("Substituted Notes") for Notes previously pledged as Collateral ("Released Notes").

(b)  The Company may make such a substitution by delivering to the Trustee:

     (i) a written notice to the Trustee executed by an officer of the Company which contains (A) a description of the Substituted Note(s), (B) a statement that such Substituted Note has been pledged by the Company as Collateral under this Security Agreement, (C) a certification by the Company that the representations and warranties regarding Collateral contained in Section 6 below are true with respect to the Substituted Note, (D) a description of the Notes to be released from the Security Interest (i.e., a description of the Released Note(s)), and (E) a certification by the Company that upon the release of the Released Notes from the Security Interest, the value of the Collateral shall be at least 120% of the aggregate principal amount of the Securities then outstanding (the "Minimum Value");

     (ii) the original Substituted Note(s); and

     (iii) an endorsement in blank for the Substituted Notes.

(c) So long as the aggregate value of the Collateral after the release of the Released Notes is at least the Minimum Value, the value of the Substituted Note(s) being substituted for the Released Note(s) may be less than the value of the Released Note(s).

(d) Upon the Trustee's receipt of the documents described in Section 4(b), the Substituted Note(s) shall be deemed to be Collateral and the Released Note(s) shall be deemed to be released from the Security Interest and shall no longer be subject to the terms of this Security Agreement. The Trustee shall promptly thereafter return the Released Note(s) to the Company, together with any endorsement of such Released Note(s) made by the Company.

(e) In the event that the Trustee has filed (or has caused to be filed) a financing statement in order to perfect the Security Interest in a Note that has become a Released Note, the Trustee shall prepare and file a financing statement amendment which releases the Released Note from the Security Interest and the Security Agreement (the "Release"). The Trustee hereby authorizes the Company to file a copy of the Release in the appropriate filing office if the Trustee has not filed the Release within ten (10) business days of the Trustee's receipt of the documents described in Section 4(b). This authorization is intended to comply with the terms of Minn. Stat.ss. 336.9-509 and no further writing is required as evidence of the Trustee's grant of authority to the Company to file the Release.

     5. Representations, Warranties and Agreements. The Company represents, warrants and agrees that:

(a) The Company is a corporation organized under the laws of the state of Minnesota;

(b) The Company's exact legal name is as set forth in the first paragraph of this Security Agreement;

(c) This Agreement has been duly and validly authorized by all necessary corporate action and the person executing this Agreement on behalf of the Company has the requisite authority to act for the Company.

(d)  Until the Obligations are paid in full, the Company will:

     (i) preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets;

     (ii) not change its name, its type of organization, the state of its incorporation or organization, or its organizational identification number; and

     (iii)not change its corporate name without providing the Trustee with thirty (30) days' prior written notice.

     6. Representations, Warranties and Agreements With Respect to Collateral. The Company represents, warrants and agrees that:

(a) The Company has (or will have at the time the Company acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all claims, security interests, liens, encumbrances, and restrictions on transfer or pledge except the Security Interest and will defend the Collateral against all claims or demands of all persons other than the Trustee. Except as provided in the Indenture, the Trustee does not authorize, and the Company agrees not to (i) make any sales of any of the Collateral; or (ii) grant any other security interest in the Collateral.

(b) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in the Company's records pertaining thereto as being obligated to pay such obligation. The Company will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without the Trustee's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(c)  The Company covenants that it will:

     (i) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

     (ii) keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest;

     (iii)at all reasonable times, permit the Trustee or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy the Company's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to the Company;

     (iv) upon the request of the Trustee, provide photocopies of any of the Collateral (or, to the extent that such Collateral is not of a tangible nature, photocopies of documentation evidencing the Collateral);

     (v) promptly notify the Trustee of any loss of or material damage to any Collateral or of any adverse change, known to the Company, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

     (vi) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; and

     If the Company at any time fails to perform or observe any agreement contained in this Section 6(c), and if such failure shall continue for a period of ten (10) calendar days after the Trustee gives the Company written notice thereof, the Trustee may (but need not) perform or observe such agreement on behalf and in the name, place and stead of the Company (or, at the Trustee's option, in the Trustee's own name) and may (but need not) take any and all other actions which the Trustee may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Company shall thereupon pay the Trustee within fifteen (15) business days of the Company's receipt of the Trustee's demand, the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees for any purpose relating to the enforcement of the Trustee's rights hereunder including consultation, drafting documents, sending notices and/or instituting, prosecuting or defending litigation or arbitration) incurred by the Trustee in connection with or as a result of the Trustee's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by the Trustee at the highest rate then applicable to any of the Obligations.

     7. Perfection of Security Interests. The Trustee shall have the right to file, from time to time, such financing statements as the Trustee may reasonably require in order to perfect the Security Interest. To the extent permitted by law, the Company hereby authorizes and empowers the Trustee to file one or more financing statements and any other documents or instruments as are necessary to perfect the Security Interest, all without the signature or prior consent of the Company.

     8. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"):

(a) an "Event of Default" (as defined in the Indenture) shall have occurred and is continuing beyond any applicable grace or cure period;

(b) any representation or warranty by the Company set forth in this Agreement shall prove materially false or misleading; or

(c) the Trustee shall receive at any time after the date hereof an official report from the Secretary of State of the State of Minnesota or any other state where the Collateral is located indicating that the Security Interest is not prior to all other security interests or other interests reflected in the report.

     9. Remedies upon Event of Default. Upon the occurrence of an Event of Default under Section 8 and at any time thereafter, the Trustee may exercise any one or more of the following rights and remedies:

(a) require the prompt delivery to the Trustee of an assignment of any mortgage or other supporting obligation in a form sufficient for recording of such assignment;

(b) notify any account debtor that the Company's right to payment has been assigned or transferred to the Trustee and that all amounts shall be paid directly to the Trustee;

(c) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process (without a prior hearing or notice thereof, which the Company hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Trustee may require the Company to make the Collateral available to the Trustee at a place to be designated by the Trustee which is reasonably convenient to both parties, and if notice to the Company of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) calendar days prior to the date of intended disposition or other action; or

(d) exercise or enforce any or all other rights or remedies available to the Trustee by law or agreement against the Collateral, against the Company or against any other person or property.

     Whether or not an Event of Default has occurred, the Company shall pay when due or reimburse the Trustee on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses incurred by the Trustee in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Security Agreement or any or all of the Obligations, including but not limited to: (i) filing fees; (ii) costs of foreclosure; (iii) costs of obtaining money damages; and (iv) reasonable attorney's fees for any purpose relating to the enforcement of this Security Agreement including consultation, drafting documents, sending notices and/or instituting, prosecuting or defending litigation or arbitration.

     If during a sale of Collateral following an Event of Default, the Trustee sells any of the Collateral upon credit, the Company will be credited only with payments actually made by the purchaser, received by the Trustee and applied to the indebtedness of such purchaser. In the event the purchaser fails to pay for the Collateral, the Trustee may resell the Collateral and the Company shall be credited with the proceeds of the Sale. To the extent permitted under applicable law, the Trustee may disclaim any warranty of title or any other warranty with respect to any Collateral sold by the Trustee following an Event of Default.

     10. Notice.

(a) Any notice, document or other communication from one party to the other is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

         If to the Company:

                  AMERICAN CHURCH MORTGAGE COMPANY
                  10237 Yellow Circle Drive
                  Minnetonka, MN 55343
                  Attention: President
                  Fax: (952) 945-9433

         If to the Trustee:

                  THE HERRING NATIONAL BANK
                  1001 South Harrison Street
                  Amarillo, TX 79101
                  Attention: Corporate Trust Department
                  Fax:(806) 378-6655

(b) All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

(c) Each party, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

     11. Miscellaneous.


(a) This Agreement can be waived, modified, amended, terminated or discharged and the Security Interest can be released, only explicitly in a writing signed by the Trustee. A waiver signed by the Trustee shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Trustee's rights or remedies.

(b) All rights and remedies of the Trustee shall be cumulative and may be exercised singularly or concurrently, at the Trustee's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

(c) This Agreement shall be binding upon and inure to the benefit of the Company and the Trustee and their respective heirs, representatives, successors and assigns and shall take effect when signed by the Company and delivered to the Trustee, and the Company waives notice of the Trustee's acceptance hereof. The Trustee may execute this Agreement if appropriate for the purpose of filing, but the failure of the Trustee to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

(d) To facilitate execution, this Agreement may be executed in as many separate counterparts as may be convenient or required. It shall not be necessary that the signature of each party, or that the signature of all persons required to bind any party, appear on each counterpart. Each counterpart when so executed and delivered shall be deemed to be an original, and all counterparts taken together shall constitute but one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties, hereto. Signature pages from any counterpart may be detached from the counterpart and attached with other signature pages to a single copy of the Agreement to physically form one document.

(e) This Agreement shall be governed by the internal laws of the State of Minnesota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. Any term not defined herein shall have, to the extent applicable, the definition set forth in Chapter 336.9 of Minnesota Statutes.



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the Company and the Trustee hereby execute this Security Agreement as of the date first written above.


                                     COMPANY:

                                     AMERICAN CHURCH MORTGAGE COMPANY


                                      By:   /s/ Philip J. Myers
                                           ------------------------------------
                                            Philip J. Myers, President


                                     TRUSTEE:

                                     THE HERRING NATIONAL BANK


                                      By:  /s/ Catana Gray
                                          --------------------------------------
                                          Catana Gray
                                          Vice President and Manager


                                   SCHEDULE A

                              (Initial Collateral)

      Date of                      Loan Recipient                         Original Principal     Outstanding Principal Balance as of
       Note                                                                      Value                       August 4, 2004
     05/15/96      Fountain of Life Church                                     375,000.00                          164,962.75
     05/06/96      River of Life Church                                        425,000.00                          187,625.36
     09/24/98      Mt. Ararat Baptist Church                                   170,000.00                          150,733.27
     03/02/99      Praise Chapel International                                 115,000.00                          102,519.49
     05/20/99      Greater Hill Zion Baptist Church                            500,000.00                          446,577.94
     07/04/99      Bethel Temple of Longview                                   500,000.00                          451,253.70
     09/08/99      Greater Fort Lauderdale                                     605,000.00                          543,022.43
     11/22/99      New Growth in Christ                                        460,000.00                          417,680.88
     01/21/00      Praise Christian Center                                     500,000.00                          455,646.83
     11/02/00      St. Paul AME Church                                         200,000.00                          193,085.59
     06/19/01      Second Missionary Baptist Church                            225,000.00                          210,746.52
     05/31/02      Unity of Faith Worship Center                               426,000.00                          408,293.75
     06/26/02      Peniel Baptist Church                                       555,000.00                          535,993.67
     07/10/02      New Light Fellowship, Inc.                                  350,000.00                           15,386.41
     11/27/02      Full Life Gospel Center                                     327,000.00                          317,880.42
     12/30/02      House of Joy & Praise Outreach Center                       435,000.00                          423,587.21
     12/30/02      House of Praise Ministries                                  610,000.00                          597,745.28
     02/07/03      New Creation Family Church                                  500,000.00                          487,701.85
     02/19/03      United Apostolic Church                                     950,000.00                          936,763.01
     02/21/03      Bread of Life Baptist Church of Houston                     763,000.00                          744,233.02
     03/12/03      Life Changing Faith Christian Church                        460,000.00                          448,338.05
     03/13/03      Good News Family Worship Center                             567,000.00                          559,318.00
     06/19/03      Bend Christian Center                                       445,000.00                          439,747.30
     05/28/03      United for Christ                                           267,000.00                          263,627.76
     05/30/03      Zion Hill Baptist Church                                    255,000.00                          249,143.17
     06/30/03      Glad Tidings Community Church                               663,000.00                          655,966.51
     06/30/03      Pembroke Park C.O.G.I.C.                                    520,000.00                          490,923.27
     06/30/03      Roanoke Chapel M.B. Church                                1,955,000.00                        1,955,000.00
     08/01/03      Assured Faith C.O.G.I.C.                                    355,000.00                          349,260.25
     09/11/03      All Faith's Christian Center                                645,000.00                          635,648.39
     09/11/03      Landmark Apostolic Church                                   400,000.00                          394,200.55
     09/19/03      Ekklesia Fellowship Ministries                              227,500.00                          224,578.67
     10/14/03      Grace Christian Center                                      640,000.00                          632,370.81
     11/25/03      Praise Tabernacle Jamaica                                   600,000.00                          594,263.24
     11/25/03      All Saints Community Church                                 210,000.00                          207,303.41
     12/16/03      Word of the Living God                                      650,000.00                          643,785.19
     12/19/03      Praise Tabernacle Deliverance Church                        500,000.00                          496,968.37
     04/21/04      Faith Christian Center                                      475,000.00                          472,753.65
     04/22/04      Christian Discipleship Ministries                           410,000.00                          408,799.75
     04/29/04      Shilo Temple House of God                                   500,000.00                          497,514.50
     05/21/04      Inter-Denominational Fellowship Ministries                  240,000.00                          239,246.08

                                                                  ------------------------------------------------------------
                                                                           $22,060,500.00                      $18,513,138.39
